UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K
                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) April 26, 2010


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                      1-3390                 04-2260388
(State or other jurisdiction of  (Commission          (I.R.S. Employer
 incorporation)                  File Number)        Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code (913)676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders was held on April 26, 2010 in Waltham, Massachusetts. Two items were submitted to a vote as described in Seaboard's Proxy Statement dated March 19, 2010. The following table briefly describes the proposals and results of the stockholders' vote.

                                              Votes in       Votes
                                                Favor       Withheld
1. To elect the following persons as directors:

     Steven J. Bresky                        1,078,517.24   96,903
     David A. Adamsen                        1,093,419.24   82,001
     Douglas W. Baena                        1,093,443.24   81,977
     Joseph E. Rodrigues                     1,093,407.24   82,013
     Edward I. Shifman, Jr.                  1,066,368.24  109,052

                                              Votes in       Votes     Votes
                                                Favor       Against  Abstaining

2.To ratify selection of KPMG LLP as         1,212,871.24    2,534      408
  independent auditors for 2010.

There were 40,393 broker non-votes with respect to the election of directors and no broker non-votes with respect to the selection of independent auditors.









                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  April 28, 2010

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Chief Financial Officer

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